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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 25, 2000



                       GENSTAR THERAPEUTICS CORPORATION
            (Exact name of registrant as specified in its charter)


        DELAWARE                    0-27264             33-0687976
(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)             File Number)      Identification Number)

10835 ALTMAN ROW, SUITE 150 SAN DIEGO, CA                   92121
 (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code:  (858) 450-5949


                                 UroGen Corp.
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

On May 15, 2000 GenStar Therapeutics Corporation (GenStar) acquired all of the outstanding shares of Allegro Cell Systems, Inc. (Allegro) in exchange for 288,000 shares of GenStar Common Stock, and an obligation to issue an additional 12,000 shares of common stock. Allegro has a license to certain technologies for the treatment and prevention of AIDS and for lentiviral gene therapy. Allegro has no products, revenues, employees, facilities or other assets.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



   (c) EXHIBITS.


Exhibit
Number                       Description
------                       -----------

2.1              Acquisition Agreement and Plan of Merger
4.1              Registration Rights Agreement




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2000
                                               GENSTAR THERAPEUTICS CORPORATION


                                             By: /s/ Carin D. Sandvik
                                                 -------------------------------
                                                     Carin D. Sandvik
                                                    Corporate Controller
                                                    & Corporate Secretary
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                                 EXHIBIT INDEX


Exhibit
Number                          Description
-------                         -----------

2.1                         Acquisition Agreement and Plan of Merger
4.1                         Registration Rights Agreement